                                                                 EXHIBIT 10.87



                FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

         THIS AGREEMENT, made as of 30th day of September, 1995, by and between PREFERRED EQUITIES CORPORATION, a Nevada Corporation, having an address of 4310 Paradise Road, Las Vegas, Nevada 89109 (hereinafter referred to as "Preferred"); and

         COLORADO LAND AND GRAZING CORP., a Colorado Corporation, having an address of 4310 Paradise Road, Las Vegas, Nevada 89109 (hereinafter referred to as "CLGC")(Preferred and CLGC are hereinafter collectively referred to as the "Borrower" and any documents required to be executed by (or prepared for) the Borrower pursuant to this Agreement shall be executed by (or prepared for) each Borrower); and

         MEGO FINANCIAL CORPORATION, a New York corporation having an address of 4310 Paradise Road, Las Vegas, Nevada 89109 (hereinafter referred to as "Guarantor"); and

         DORFINCO CORPORATION, a Delaware Corporation, having an address of 40 Westminster Street, P.O. Box 6687, Providence, Rhode Island 02940-6687 (hereinafter referred to as "Lender")

WITNESSETH:

         WHEREAS, On August 9, 1991, Preferred executed in favor of Lender a note evidencing a revolving line of credit loan (the "Loan") in the maximum principal sum of Five Million Dollars ($5,000,000.00) which note was amended by a First Amendment to Promissory Note dated June 30, 1993, which amendment, inter alia, increased the maximum amount of the Loan to Seven Million Five Hundred Thousand Dollars ($7,500,000.00) and by a Second Amendment to Promissory Note dated August 23, 1994 and by a Third Amendment to Promissory Note of even date herewith("Note Amendment")(Said note, as amended, being hereinafter referred to as the "Note"); and

         WHEREAS, the above described Note evidences sums advanced or to be advanced pursuant to a Loan and Security Agreement dated July 31, 1991, which agreement was amended by a First Amendment dated January 8, 1992, and by Second Amendment to Loan and Security Agreement dated June 30, 1993 and by a Third Amendment to Loan and Security Agreement and Assumption Agreement dated August 23, 1994 which amendment inter alia, added CLGC as a Borrower (the Loan and Security Agreement, as amended, being hereinafter referred to as the "Loan Agreement"); and

         WHEREAS, Preferred, through CLGC, its wholly owned subsidiary, is currently marketing residential lots (the "SPR Lots") in a subdivision known as South Park Ranches, located in Park County, Colorado (the "SPR Subdivision"); and

         WHEREAS, Preferred and CLGC have requested that Lender modify the terms of the Loan, upon the terms and provisions hereinafter set forth, in order to extend the Term and the Revolving Credit Period as well as certain other provisions.

         NOW THEREFORE, in consideration of the foregoing recitals, and in further consideration of the mutual covenants contained herein, and intending to be legally bound hereby, the parties hereto mutually agree as follows:

I.       AMENDMENTS

         1. Notwithstanding any provision contained in Paragraph 1.1(e) of the Loan Agreement, or elsewhere in the Loan Agreement or in any other Loan Document, the parties hereto mutually agree that total unrepaid advances against Eligible Notes Receivable generated from fee simple sales of SPR Lots shall at no time exceed Five Million Dollars ($5,000,000.00) in the aggregate.

         2. The parties hereto mutually agree that Paragraph 1.1(u) of the Loan Agreement is hereby deleted in its entirety, and in lieu thereof the following provision is inserted:

                 "1.1 (u) FINAL MATURITY DATE.  June 30, 2000."

         3. The parties hereto mutually agree that Paragraph 1.1 (ss) of the Loan Agreement is hereby deleted in its entirety, and in lieu thereof, the following provision is inserted:

                 "1.1 (ss) REVOLVING CREDIT PERIOD. The period from the Closing Date to September 30, 1996."

         4. The parties hereto mutually agree that Paragraph 1.1 (vv) of the Loan Agreement is hereby deleted in its entirety, and in lieu thereof the following provision is inserted:

                 "1.1 (vv) TERM. The period commencing on the Closing Date and continuing until June 30, 2000. The Term includes both the Revolving Credit Period and the period during which no Advances are permitted."

         5. The parties hereto mutually agree that Paragraph 2.2 of the Loan Agreement is hereby deleted in its entirety, and in lieu thereof the following provision is inserted:

                 "2.2 NON-REVOLVING PERIOD. Notwithstanding anything contained herein to the contrary, no Advances of the Loan will be made after September 30, 1996."

         6. Notwithstanding Section 2.5 of the Loan Agreement, the parties hereto mutually agree that Borrower shall be allowed to prepay the Loan by an amount not to exceed Five Million Dollars ($5,000,000.00). Any such prepayment must be made not later than October 31, 1995 and must be accompanied by a pre-payment fee equal to one percent (1.0%) of the Loan amount prepaid.


II.      REAFFIRMATIONS

         1. Nothing contained herein shall be construed in any manner so as to affect the validity or prior time lien of any security interest held by Lender, its successors and assigns, in any Collateral described in the Loan Agreement. Borrower acknowledges and agrees that the Note, Loan Agreement, Custodial Agreement, Lockbox Agreement, Assignment, Environmental Indemnification Agreement and all other Loan Documents (as modified herein) shall remain in full force and effect, unimpaired by this Agreement and that they are valid, binding and enforceable documents, duly executed and delivered by Borrower, and that Borrower has no offsets or defenses to the enforcement of the terms and provisions contained therein.

         2. Borrower, and as applicable, the Guarantor, hereby reaffirm, restate and incorporate by this reference all of their respective representations, warranties and covenants as updated hereunder made in the Loan Agreement (including as amended hereby), as if the same were made as of this date and with reference to the Loan Agreement as amended hereby. In addition, Borrower (and, as applicable, the Guarantor) represents and warrants as follows:

                 a. This Fourth Amendment (and the Note Amendment) has been duly authorized by Borrower and is the legal, valid and binding obligation of Borrower, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting creditor's rights and remedies generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and, as applicable with respect to the Guarantor, this Fourth Amendment is the legal, valid and binding obligation of the Guarantor, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                 b. The execution, delivery and performance of this Fourth Amendment and the documents, instruments and materials to be delivered in connection herewith and the transactions contemplated hereby do not and will not result in any breach of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon the Collateral or the Subdivisions pursuant to, any provision of law, or any indenture, agreement or instrument to which Borrower or the Guarantor is a party or by which the Borrower or the Guarantor may be bound or affected except for liens in favor of Lender and the Deeds of Trust.

                 c. There are no Defaults or Events of Default pursuant to the Loan Documents; Lender has fully performed its obligations under the Loan Documents which Lender is required to perform as of the date hereof, and neither Borrower nor the Guarantor has any defense, set-offs, claims, counterclaims or recoupments against Lender or with respect to the Loan.

         3. Borrower and the Guarantor hereby reaffirm their respective obligations, agreements and undertakings as set forth in the Loan Documents, and acknowledge that the Indebtedness, or with respect to the Guarantor, the guaranteed Obligations defined in the Guaranty, are the valid, legally binding and enforceable obligations of Borrower, and the Guarantor, respectively.

III.     CLOSING CONDITIONS AND ADDITIONAL TERMS

         1. The obligation of Lender to enter into this Fourth Amendment and, in addition to all of the other conditions precedent set forth in the Loan Agreement or the other Loan Documents, to fund any further Advance pursuant to the terms hereof, shall be subject to the satisfaction of each of the following conditions precedent by no later than the Expiration Date defined in the Fourth Amendment Commitment Letter.

                 a. Simultaneously with the execution hereof, Borrower shall pay to Lender any unpaid portion of the commitment fee referred to in Paragraph IV of the Commitment Letter from Lender to Preferred issued July 28, 1995 and accepted by Preferred on July 31, 1995 ("Fourth Amendment Commitment Letter").

                 b. Borrower shall pay Lender Two Thousand Five Hundred Dollars ($2,500) toward attorney's fees and costs incurred by Lender in connection with the preparation of this Fourth Amendment and related documentation in accordance with the provisions of Paragraph VI of the Fourth Amendment Commitment Letter.

                 c. Lender shall have received from Borrower the original executed Note Amendment, and a fully executed original or executed counterpart originals of this Fourth Amendment.

                 d. Lender shall have received from Lionel Sawyer & Collins, counsel for the Borrower and Mego Financial Corp., a New York corporation ("Guarantor"), or other counsel reasonably acceptable to Lender, closing opinions in form and substance reasonably acceptable to Lender, dated as of the Fourth Amendment Closing Date.

                 e. Except for information contained in certificates provided pursuant to Article III(1)(h) hereof, the representations and warranties contained in the Loan

Agreement and in this Fourth Amendment, and in the certifications and closing documents delivered in connection herewith, shall be true and correct in all material respects, and all covenants and agreements to have been complied with performed by Borrower (or Guarantor), shall have been fully complied with and performed to the satisfaction of Lender.

                 f. Neither Borrower nor Guarantor shall have taken any action or permitted any condition to exist which would have been prohibited by any provision of the Fourth Amendment Commitment Letter or the Loan Documents.

                 g. No Default or Event of Default shall exist immediately prior to the closing hereof, or after giving effect to such closing, or immediately after the making of any Advance requested in connection with such closing.

                 h. Lender shall have received a certificate or certificates in form and substance satisfactory to it, dated as of the Fourth Amendment closing date and signed by the president or other authorized officer of the Borrower, certifying that the conditions specified in this Fourth Amendment have been fulfilled, and "bringing down" the representations and warranties contained in the Loan Agreement.

                 i. Borrower shall deliver to Lender, and Lender shall have approved, by no later than the Fourth Amendment closing date:

                          i. A certificate of current good standing for the Borrower, together with copies of any amendments to the certificate of incorporation or bylaws of the Borrower, certified to be true, correct and complete by the Borrower, its secretary or assistant secretary, or the Nevada or Colorado Secretary of State, as applicable;

                          ii. Evidence satisfactory to Lender that all taxes and assessments, including without limitation, those specified in
         Section 4.1 (q) of the Loan Agreement, owed by or for which Borrower is responsible for collection have been paid or will be paid prior to delinquency;

                          iii. A certificate of secretary or assistant secretary of Borrower certifying the adoption by the Board of Directors thereof of a resolution authorizing specified officers of Borrower to enter and execute this Fourth Amendment, the Note Amendment and all other documents, certificates and instruments to be executed and delivered in connection with the Fourth Amendment closing, and to consummate the transactions contemplated hereunder;

                          iv. A certificate of the secretary or assistant secretary of the Borrower certifying the incumbency of, and verifying the authenticity of the signatures of, the officers of Borrower authorized to sign this Fourth Amendment, the Note Amendment and the other documents, instruments and materials to be executed and delivered in connection herewith;

                          v. A certificate of the secretary or assistant secretary of Guarantor certifying the adoption by the Board of Directors thereof of a resolution authorizing specified officers of the Guarantor to enter and execute this Fourth Amendment and all other documents, certificates and instruments to be executed and delivered in connection with the Fourth Amendment closing, and to consummate the transactions contemplated hereunder;

                          vi. A certificate of the secretary or assistant secretary of the Guarantor certifying the incumbency of, and verifying the authenticity of signatures of, the officers of the Guarantor authorized to sign this Fourth Amendment and the other documents, instruments and materials to be executed and delivered in connection herewith;

                          vii.  To the extent any of the same have not
         previously been delivered to Lender, true, correct and complete copies of any amendments since the Closing Date, to any of the Lot Sale Documents (as defined in Section 4.1 [o] of the Loan Agreement), together with such copies of any Lot Sale Documents, or required governmental permits or licenses obtained, subsequent to the Closing Date and not previously delivered to Lender; and

                          viii. Such updated litigation and UCC searches as Lender may require.

                 j. All actions taken in connection with the execution or delivery of this Fourth Amendment, all documents, certificates, instruments and materials relating hereto, shall be reasonably satisfactory to Lender and its counsel. Lender and its counsel shall have received copies of such documents and papers as Lender or such counsel may reasonably request in connection herewith all in form and substance satisfactory to Lender and its counsel.

                 k. Borrower shall have paid all fees and expenses required to be paid prior to or at the closing pursuant to this Fourth Amendment.

IV.      GUARANTOR'S OBLIGATIONS

         1.      The Guarantor:

                 a. has reviewed the Fourth Amendment Commitment Letter and this Fourth Amendment with counsel of it's choice, and accepts and consents to the terms of this Fourth Amendment and the transactions provided for herein;

                 b. acknowledges and agrees that it receives material benefit and valuable consideration as a result of the transactions provided for herein or contemplated hereunder;

                 c. ratifies and reaffirms the Guaranty, and all of the terms provisions, agreements, conditions and undertakings contained in the Guaranty or any of the Loan Documents (as applicable to the Guarantor), all of which remain unmodified except as modified herein and in full force and effect;

                 d. acknowledges and confirms its continuing obligations under the Guaranty and agrees to be bound by the terms thereof, and that it has been since July 31, 1991 and remains liable with respect to the guaranteed Obligations as defined and provided in the Guaranty;

                 e. acknowledges and agrees that the guaranteed Obligations encompass and apply to all Advances, including Advances from and after the Fourth Amendment closing date, and to all Obligations, including Obligations arising pursuant to this Fourth Amendment;

                 f. is fully aware of the financial and other conditions of the Borrower and the SPR Subdivision, and is executing and delivering this Fourth Amendment based solely upon its own independent investigation and not upon any representation or statement of Lender;

                 g. except for information contained in certificates provided pursuant to IV(1)(i) hereof reaffirms, restates and incorporates by this reference all of the representations, warranties and covenants made in the Guaranty as if the same were made as of this date;

                 h. acknowledges that its agreements, consents and acknowledgments contained herein, and the provisions of the Guaranty (which are reaffirmed by Guarantor), are a material inducement to Lender to enter into this Fourth Amendment, and that, but for the Guaranty, and the Guarantor's agreements as set forth herein, Lender would decline to enter into this Fourth Amendment; and

                 i. shall deliver to Lender a certificate or certificates in form and substance satisfactory to it, dated as of the Fourth Amendment Closing Date and signed by the president or other authorized officer of the Guarantor, certifying that the conditions specified in this Fourth Amendment have been fulfilled, and "bringing down" the representations and warranties contained in the Guaranty.


V.       MISCELLANEOUS

                 a. This Fourth Amendment is entered into for the benefit of the parties hereto, and is binding on the respective heirs, successors or assigns; provided that Borrower may not transfer or assign any of its rights or obligations under this Fourth Amendment without the prior written consent of Lender. Guarantor is a party to this

Fourth Amendment solely for the purposes of affirming its obligations in accordance with Article IV hereof.

                 b. This Fourth Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Fourth Amendment shall become effective upon Lender's receipt of one or more counterparts hereof timely executed by Borrower, the Guarantor and Lender. This Fourth Amendment may not be amended or modified, and no term or provision hereof may be waived, except by written instrument signed by the parties hereto.

                 c. Section headings have been inserted in this Fourth Amendment as a matter of convenience of reference only; such headings are not part of this Fourth Amendment and shall not be used in the interpretation of this Fourth Amendment.

                 d. TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF BORROWER, THE GUARANTOR AND LENDER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVE ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND OR CLARIFY ANY RIGHT, POWER, REMEDY OR DEFENSE ARISING OUT OF OR RELATED TO THIS FOURTH AMENDMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, WHETHER SOUNDING IN TORT OR CONTRACT OF OTHERWISE, OR WITH RESPECT TO ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY; AND EACH AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY. EACH OF BORROWER, THE GUARANTOR AND LENDER FURTHER WAIVES ANY RIGHT TO SEEK TO CONSOLIDATE ANY SUCH LITIGATION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER LITIGATION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED UNLESS SUCH FAILURE TO CONSOLIDATE WOULD RESULT IN INABILITY TO ENFORCE A CLAIM. FURTHER, BORROWER AND THE GUARANTOR HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF LENDER, NOR LENDER'S COUNSEL, HAS REPRESENTED EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. BORROWER AND THE GUARANTOR ACKNOWLEDGE THAT THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT TO LENDER'S ACCEPTANCE OF THIS FOURTH AMENDMENT AND THE OTHER LOAN DOCUMENTS.

                 e. This Agreement and all other Loan Documents shall be governed by the laws of the State of Nevada in all respects, including matters of construction, performance and enforcement, except to the extent that the procedural laws of the State of

Colorado govern the enforcement of any remedy against Collateral or property located in the State of Colorado, and excluding principles governing conflicts of laws.

                 f. Capitalized terms used herein which are not otherwise defined shall have the meaning ascribed in the Note and/or the Loan Agreement.

                 g. Whenever possible, the terms of this Agreement and the terms of all prior amendments shall be read together, but to the extent of any irreconcilable conflict, the terms of this Fourth Amendment shall govern.

         IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have set their hands and seals the day and year first above written.


ATTEST:                                    BORROWER:
                                           PREFERRED EQUITIES CORPORATION

_____________________________              By:_________________________________

                                           COLORADO LAND AND GRAZING
                                           CORP.

_____________________________              By:_________________________________

                                           GUARANTOR:
                                           MEGO FINANCIAL CORP.


_____________________________              By:_________________________________

                                           LENDER:
                                           DORFINCO CORPORATION

_____________________________              By:_________________________________


The address of the within named Lender is:
40 Westminster Street
P.O. Box 6687
Providence, Rhode Island 02940-6687


_____________________________
on behalf of Lender

                            CORPORATE ACKNOWLEDGMENT
                            ------------------------


STATE OF ____________:
COUNTY OF __________:

         ON THIS, the ___ day of ___________, 1995 before me, a Notary Public in and for the State and County aforesaid, the undersigned officer, personally appeared _________________, who acknowledged himself to be the _____________________ of PREFERRED EQUITIES CORPORATION, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                             ___________________________________
                                             Notary Public

My commission expires:



                            CORPORATE ACKNOWLEDGMENT
                            ------------------------

STATE OF ____________:
COUNTY OF __________:

         ON THIS, the ___ day of ___________, 1995 before me, a Notary Public in and for the State and County aforesaid, the undersigned officer, personally appeared _________________, who acknowledged himself to be the _____________________ of COLORADO LAND AND GRAZING CORP., being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                             ___________________________________
                                             Notary Public

My commission expires:

                            CORPORATE ACKNOWLEDGMENT
                            ------------------------

STATE OF ____________:
COUNTY OF __________:

         ON THIS, the ___ day of ___________, 1995 before me, a Notary Public in and for the State and County aforesaid, the undersigned officer, personally appeared _________________, who acknowledged himself to be the _____________________ of MEGO FINANCIAL CORPORATION, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                             ___________________________________
                                             Notary Public

My commission expires:


                            CORPORATE ACKNOWLEDGMENT
                            ------------------------

STATE OF ____________:
COUNTY OF __________:

         ON THIS, the ___ day of ___________, 1995 before me, a Notary Public in and for the State and County aforesaid, the undersigned officer, personally appeared _________________, who acknowledged himself to be the _____________________ of DORFINCO CORPORATION, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                             ___________________________________
                                             Notary Public

My commission expires:




PG001

                       THIRD AMENDMENT TO PROMISSORY NOTE
                       ----------------------------------

         THIS THIRD AMENDMENT TO PROMISSORY NOTE, made as September 30, 1995, by and between PREFERRED EQUITIES CORPORATION, a Nevada Corporation, having an address of 4310 Paradise Road, Las Vegas, Nevada 89109 (hereinafter referred to as "Preferred"), and

COLORADO LAND AND GRAZING CORP., a Colorado Corporation, having an address of 4310 Paradise Road, Las Vegas, Nevada 89109 (hereinafter referred to as "CLGC"), and

DORFINCO CORPORATION, a Delaware Corporation, having an address of 40 Westminster Street, P.O. Box 6687, Providence, Rhode Island 02940-6687(hereinafter referred to as "Lender").

WITNESSETH:

         WHEREAS, On August 9, 1991, Preferred executed in favor of Lender a note evidencing a revolving line of credit loan (the "Loan") in the maximum principal sum of Five Million Dollars ($5,000,000.00) which note was amended by a First Amendment to Promissory Note dated June 30, 1993, which amendment, inter alia, increased the maximum amount of the Loan to Seven Million Five Hundred Thousand Dollars ($7,500,000.00) which note was further amended by a Second Amendment to Promissory Note dated August 23, 1994 (Said note, as amended, being hereinafter referred to as the "Note"); and

         WHEREAS, the above described Note evidences sums advanced or to be advanced pursuant to a Loan and Security Agreement dated July 31, 1991, which Agreement was amended by a First Amendment dated January 8, 1992, and by Second Amendment to Loan and Security Agreement dated June 30, 1993, and by a Third Amendment to Loan and Security Agreement and Assumption Agreement (the "Third Amendment") dated August 23, 1994, which amendment, inter alia, added CLGC as a Borrower and by a Fourth Amendment to Loan and Security Agreement of even date herewith (the "Fourth Amendment") (the Loan and Security Agreement, as amended, being hereinafter referred to as the "Loan Agreement"); and

         WHEREAS, Preferred and CLGC have requested that Lender modify the terms of the Loan, upon the terms and provisions hereinafter set forth, in order to extend the Term and the Revolving Credit Period as well as other certain provisions; and

         NOW THEREFORE, in consideration of the foregoing recitals, and in further consideration of the mutual covenants contained herein, and intending to be legally bound hereby, the parties hereto mutually agree as follows:

         1. The foregoing recitals are hereby incorporated herein by reference thereto.

         2. The parties hereto mutually agree that Paragraph 3(a) of the Note is hereby deleted in its entirety, and in lieu thereof the following provision is inserted:

                 "(a) Monthly Interest Payments. Commencing on September 1, 1991 and continuing on the first (1st) day of each and every month thereafter through and including June 1, 2000, all interest accrued at the Basic Interest Rate shall be due and payable monthly in arrears."

         3. The parties hereto mutually agree that paragraph 3(c) of the Note is hereby deleted in its entirety, and in lieu thereof the following provision is inserted:

                 "(c) Repayment on Maturity. On June 30, 2000, (THE "FINAL MATURITY DATE"), or on such earlier date as the Note becomes due and payable, whether by acceleration or otherwise, the entire outstanding principal balance hereof, together with accrued but unpaid interest thereon and all other sums owing to Holder hereunder or under the Loan Documents, shall be due and payable in full."

         4. Notwithstanding Section 8(a) of the Note the parties may prepay an amount up to Five Million Dollars ($5,000,000.00) accompanied by a prepayment premium equal to 1% of the amount prepaid in accordance with the provisions of the Loan Agreement.

         5. Nothing contained herein shall be construed in any manner so as to affect the validity or prior time lien of any security interest held by Lender, its successors and assigns, in any Collateral described in the Loan Agreement. Borrower acknowledges and agrees that the Note is a valid, binding and enforceable document, duly executed and delivered by Borrower, and that Borrower has no offsets or defenses to the enforcement of the terms and provisions contained therein.

         6. Simultaneously with the execution hereof, Lender shall make a notation on the original Note indicating the existence of this Third Amendment.

         7. The execution of this Third Amendment shall serve as additional evidence of the obligation of Borrower (as that term was modified by the Third Amendment to include CLGC) to repay the sum of Seven Million Five Hundred Thousand Dollars ($7,500,000.00) to Lender in accordance with the terms, covenants, provisions and conditions contained in the Note, as modified herein, which terms, covenants, provisions and conditions are incorporated herein by reference thereto.

         8. Except as specifically set forth herein, all terms and provisions set forth in the Note shall remain in full force and effect, unimpaired by this Third Amendment.

         9. This Third Amendment shall be governed by the laws of the State of Nevada in all respects, including matters of construction, performance and enforcement, excluding principles governing conflicts of laws.

         10. Capitalized terms used herein which are not otherwise defined shall have the meaning ascribed in the Note and/or the Loan Agreement.

         11. Wherever possible, the terms of this Agreement and the terms of all prior amendments shall be read together, but to the extent of any irreconcilable conflict, the terms of the Agreement shall govern.

         IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have set their hands and seals the day and year first above written.




ATTEST:                                    BORROWER:

                                           PREFERRED EQUITIES CORPORATION

                                           By:
----------------------------------              --------------------------------
Title:                                     Title:
       ---------------------------                 -----------------------------

                                           COLORADO LAND AND GRAZING CORP.


                                           By:
----------------------------------              --------------------------------
Title:                                     Title:
       ---------------------------                 -----------------------------

                                           DORFINCO CORPORATION
                                           By:
----------------------------------              --------------------------------
                                           Title:
                                                  ------------------------------


pg0003

                            CORPORATE ACKNOWLEDGMENT


STATE OF _________________________        )
                                          )    SS:
COUNTY OF        _________________        )


         ON THIS, the ____________ day of  _________________, 1995 before me, a
Notary Public in and for the Sate and county aforesaid, the undersigned officer, personally appeared ___________________, who acknowledged himself to be the _______________________________________, of PREFERRED EQUITIES
CORPORATION, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                           ____________________________________
                                           Notary Public

MY COMMISSION EXPIRES:

                            CORPORATE ACKNOWLEDGMENT


STATE OF _________________________        )
                                          )    SS:
COUNTY OF        _________________        )


         ON THIS, the ____________ day of  _________________, 1995 before me, a
Notary Public in and for the Sate and county aforesaid, the undersigned officer, personally appeared ___________________, who acknowledged himself to be the _______________________________________, of COLORADO LAND AND GRAZING
CORP., being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                               ________________________________
                                                Notary Public


MY COMMISSION EXPIRES:

                            CORPORATE ACKNOWLEDGMENT


STATE OF _________________________        )
                                          )    SS:
COUNTY OF        _________________        )


         ON THIS, the ____________ day of  _________________, 1995 before me, a
Notary Public in and for the Sate and county aforesaid, the undersigned officer, personally appeared ___________________, who acknowledged himself to be the _______________________________________, of DORFINCO CORPORATION, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                              _________________________________
                                              Notary Public

MY COMMISSION EXPIRES:










pg0003